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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 2, 2001, included in this Form 10-K into Medallion Financial Corp.'s previously filed registration statements on Form S-8 (File Nos. 333-19057 and 333-27977).


/s/ Arthur Andersen LLP
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New York, New York
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April 2, 2001
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